BRIGHTHOUSE FUNDS TRUST II

MFS® VALUE PORTFOLIO II

SUPPLEMENT DATED NOVEMBER 30, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved a proposal to merge MFS® Value Portfolio II, a series of the Trust (the “Acquired Portfolio”), with and into MFS® Value Portfolio, a series of the Trust (the “Acquiring Portfolio”), in order to enhance operational efficiency by combining two Portfolios managed by the same investment team using the same investment objectives and strategies. More information about the Acquired Portfolio and the definitive terms of the proposed merger will be included in proxy materials.

The proposed merger is subject to certain conditions, including approval by shareholders of the Acquired Portfolio. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Acquired Portfolio in early 2018, and that a meeting of shareholders to consider the merger proposal will be held in the first half of 2018. If approved by shareholders, the proposed merger is expected to be completed on or about May 1, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio, nor is it a solicitation of any proxy. For information regarding the Acquiring Portfolio, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger once the registration statement relating to the proposed merger filed with the Securities and Exchange Commission (“SEC”) has become effective, please call 800-638-7732 or visit www.brighthousefinancial.com/variablefunds. The prospectus/proxy statement (when available) will contain important information about portfolio objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE